© Ciena Corporation 2026. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q1 2026 Earnings Presentation Period ended January 31, 2026 March 5, 2026

© Ciena Corporation 2026. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward- looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our business and that of our customers, including their spending; the development and use of artificial intelligence and its impact on overall networking technology spending; our ability to execute our business and growth strategies; supply chain constraints or disruptions including increased costs and lead times; the introduction of new technologies by us or our competitors; the timing and size of customer orders, their delivery dates and our ability to fulfill and recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, and public health emergencies, epidemics, or pandemics; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K filed with the SEC on December 12, 2025 and included in its Quarterly Report on Form 10-Q for the first quarter of fiscal 2026 to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. With respect to Ciena’s expectations under “Business Outlook", Ciena is not able to provide a quantitative reconciliation of the adjusted (non-GAAP) gross margin, adjusted (non-GAAP) operating expense, and adjusted (non-GAAP) operating margin guidance measures to the corresponding gross margin, operating expense, and operating margin GAAP measures without unreasonable efforts. Ciena cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures due to the forward-looking nature of these estimates and their inherent variability and uncertainty. For the same reasons, Ciena is unable to address the probable significance of the unavailable information.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.3 Table of Contents 1. Overview and Ciena's portfolio 2. Industry context 3. Ciena is positioned for accelerated growth 4. Fiscal Q1 2026 financial performance 5. Fiscal year 2026 and Q2 outlook 6. Appendix

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Overview and Ciena's portfolio

© Ciena Corporation 2026. All rights reserved. Proprietary Information.5 Ciena is the global leader in high-speed connectivity We build advanced networks to support exponential growth in bandwidth demand – empowering our customers, partners, and communities to thrive in the AI era. With unparalleled expertise and innovation, our networking systems, interconnects, automation software, and services revolutionize data transmission and network management. *Information as of Fiscal Year End 2025 ~2,400 patents* $1.4B cash & investments* 1,700+ customers worldwide* 28% Midpoint of FY26 annual revenue growth (as of March 5, 2026) 4,500+ R&D specialists* 9,000+ employees*

© Ciena Corporation 2026. All rights reserved. Proprietary Information.6 Market dynamics are informing our strategic portfolio investments

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Industry context

© Ciena Corporation 2026. All rights reserved. Proprietary Information.8 Increasing bandwidth consumption is driving network expansion AI generation 2024-2030

© Ciena Corporation 2026. All rights reserved. Proprietary Information.9 An evolving industry is reshaping networks

Ciena's industry leadership is well-proven

Market leadership

Omdia by informa techtarget

#1 Globally
- Purpose-built/compact modular DCI
- SLTE WDM

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI

#2 Globally
- Total optical networking

Optical Networking Report, 4Q25

Cignal AI Active Insight

#1 Globally
- Purpose-built/compact modular DCI
- Optical for cloud and colo
- SLTE WDM
- Routing/Access

#1 N. America
- Total optical networking
- Optical for cloud and colo
- Routing/Access

#2 Globally
- Total optical networking

Transport Hardware & Markets Preliminary Report, 4Q25

Dell'Oro Group

#1 Globally
- Data center interconnect
- Optical for cloud providers
- Purpose-built/compact modular DCI

#1 N. America
- Total optical networking
- Optical packet

#2 Globally
- Total optical networking

Optical Transport Report, 4Q25

Industry recognition

The CommsDay Edison Awards – Best fixed network initiative optical connectivity

FiberConnect 2025 Biggest Impact Award – Ciena's broadband solution

2025 LinkedIn Top Companies Canada

2025 Lightwave + BTR Innovation Reviews 5.0 – WaveLogic™ 6 Extreme

2025 Lightwave + BTR Innovation Reviews 4.5 – WaveRouter®-7

The People Power Award – The Goodies Winner

The Fast Mode 100 Solution Providers – Blue Planet

ECOC Exhibition Industry Awards 2025

Leading Lights Awards 2025 Winner – Blue Planet® Intelligent Automation Platform

Network X Awards Winner – Best All-Round Optical Transport Vendor

Network X Awards Winner – Most Innovative IP Transport Solution

IR magazine Award winner US 2024 – Best use of technology including AI

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.

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© Ciena Corporation 2026. All rights reserved. Proprietary Information. Ciena is positioned for accelerated growth

© Ciena Corporation 2026. All rights reserved. Proprietary Information.12 Our future growth opportunities Long-term growth in core business plus new higher-growth addressable markets provide an opportunity to outpace our traditional revenue CAGR over time In & Around the Data Center Use Cases • 400G ZR, 800G ZR (WL6 Nano) and 1.6T ZR • Scale Across DC Clusters for AI Infrastructure Connectivity • Data Center Out-of-band Management (DCOM) • Coherent Lite (1.6T LR) • Components / High-speed Interconnects Inside DC ◦ Vesta 200 WAN Use Cases • Subsea, Long Haul, Metro Regional, Metro DCI • Network upgrades to RLS and 1.6T WL6 Extreme • Hyper-rail • Managed Optical Fiber Networks (MOFN)* * FY2026 Growth based on the midpoint of revenue guidance as of March 5, 2026

© Ciena Corporation 2026. All rights reserved. Proprietary Information.13 Data center interconnect applications are expanding

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Q1 FY 2026 results

Q1 FY 2026 key highlights

Achieving broad-based growth

- Non-telco represented 53% of total revenue
- Direct Cloud Provider revenue grew 76% YoY and represented 42% of total revenue
- EMEA revenue grew 27% YoY
- Global Services revenue grew 26% YoY

Driving the pace of innovation

- Continued strong uptake of WaveLogic 6 Extreme, the industry's only 1.6 Tb/s coherent solution, adding 18 new customers in Q1 to reach 90 total
- Grew both revenue and shipments of RLS more than 80% YoY fueled by ongoing AI-driven Cloud expansion
- Increased neoscaler momentum through clear technology differentiation, with multiple direct and MOFN-related design wins

Prioritizing long-term shareholder value

- Total shareholder return five-year CAGR of 44%[1]
- Repurchased ~0.4 million shares for $80.5 million under our three-year program (FY25-27)

[1] Based on closing share price performance 2/20/2021 to 2/20/2026

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.16 Q1 FY 2026 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. ** Denotes % change, or in the case of margin, absolute change Q1 FY 2026 Q1 FY 2025 YoY Change** Revenue $1.43B $1.07B 33.1% Adjusted Gross Margin* 44.7% 44.7% — Adjusted Operating Expense* $383M $347M 10.3% Adjusted Operating Margin* 17.9% 12.3% 5.6% Adjusted EBITDA* $287M $156M 83.6% Adjusted EPS* $1.35 $0.64 110.9%

© Ciena Corporation 2026. All rights reserved. Proprietary Information.17 Q1 FY 2026 comparative operating metrics Q1 FY 2026 Q1 FY 2025 YoY Change* Cash and investments $1.4B $1.3B 4.0% Cash provided by operations $228M $104M 119.5% Free cash flow $154M $77M 100.1% DSO 72 90 (18) Inventory turns 3.2x 2.3x 0.9x Net debt $174M $283M (38.5)% Gross leverage 2.0x 3.4x (1.4)x * Denotes % change, or in the case of DSO, inventory turns, and gross leverage, absolute change

© Ciena Corporation 2026. All rights reserved. Proprietary Information.18 Revenue by segment (Amounts in millions) Q1 FY 2026 Q1 FY 2025 Revenue %** Revenue %** Networking Platforms Optical Networking $1,023.2 71.7 $728.0 67.9 Routing and Switching 126.0 8.8 93.2 8.7 Total Networking Platforms 1,149.2 80.5 821.2 76.6 Platform Software and Services 93.3 6.5 95.1 8.9 Blue Planet Automation Software and Services 20.4 1.5 26.0 2.4 Global Services Maintenance, Support, and Learning 87.6 6.1 74.6 7.0 Implementation 67.9 4.8 47.7 4.4 Advisory and Enablement 8.6 0.6 7.7 0.7 Total Global Services 164.1 11.5 130.0 12.1 Total $1,427.0 100.0 $1,072.3 100.0 * Reconciliations of these non-GAAP measures to GAAP results are included in the appendix to this presentation. ** Denotes % of total revenue

© Ciena Corporation 2026. All rights reserved. Proprietary Information.19 Revenue by customer type

© Ciena Corporation 2026. All rights reserved. Proprietary Information.20 Revenue by geographic region 11% 9% 8% 15% 17% 14% 74% 74% 76% 78% 15% 9% 8% 14% 78%

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Business outlook

© Ciena Corporation 2026. All rights reserved. Proprietary Information.22 Economic considerations and assumptions in our 2026 outlook • We do not experience significant deferrals of delivery of forecasted orders or of our existing backlog • We are able to ramp capacity and deliver new products according to our roadmap and customer adoption of these products continues to be consistent with our expectations • Component suppliers deliver on their supply commitments consistent with our expectations and we do not encounter any substantial new supply disruptions that we cannot successfully mitigate • Given our distinct competitive and technology advantages, we continue to benefit disproportionately and gain market share Revenue assumptionsBusiness assumptions Profitability assumptions • Operating expense remains relatively flat compared to FY 2025 as we improve efficiencies • We expect quarterly variability in gross margins due to product mix and certain pricing and cost impacts of the demand/supply imbalance • We do not experience significant supply chain price increases and we are able to achieve some product cost reductions, particularly for our new product introduction and interconnect products • We will benefit from being first to market, delivering to customers new, differentiated products that provide more value • Macro environment, including geopolitical tensions or events and acts of war or terrorism, does not significantly worsen or result in any adverse effects on our business • Longer-term fundamental industry demand drivers – including increasing demand for bandwidth, adoption of cloud architectures, network automation requirements, and AI- related expansions – will cause customers to prioritize network capex to address this demand • Our business is not materially impacted by the imposition of tariffs or similar significant trade measures by the U.S. or other countries or other significant regulatory changes

© Ciena Corporation 2026. All rights reserved. Proprietary Information.23 Business outlook for fiscal year 20261 1 Projections or outlook with respect to future operating results are only as of March 5, 2026, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Fiscal Year 2026 Revenue $5.9B to $6.3B Adjusted Gross Margin 43.5% to 44.5% Adjusted Operating Expense Approximately $1.52B to $1.53B Adjusted Operating Margin 17.5% to 19.5%

© Ciena Corporation 2026. All rights reserved. Proprietary Information.24 Business outlook for fiscal second quarter 20261 1 Projections or outlook with respect to future operating results are only as of March 5, 2026, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Q2 FY 2026 Revenue $1.5B plus or minus $50M Adjusted Gross Margin 43.5% to 44.5% Adjusted Operating Expense Approximately $375M to $390M Adjusted Operating Margin 17.5% to 18.5%

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Q1 FY 2026 appendix

© Ciena Corporation 2026. All rights reserved. Proprietary Information.26 Q1 FY 2026 Q4 FY 2025 Q3 FY 2025 Q2 FY 2025 Q1 FY 2025 GAAP gross profit $625,520 $577,179 $503,079 $452,838 $471,821 Share-based compensation-products 1,822 1,964 2,027 2,033 1,750 Share-based compensation-services 4,025 3,857 3,942 3,980 3,405 Amortization of intangible assets 6,785 3,750 2,232 2,232 2,233 Total adjustments related to gross profit 12,632 9,571 8,201 8,245 7,388 Adjusted (non-GAAP) gross profit $638,152 $586,750 $511,280 $461,083 $479,209 Adjusted (non-GAAP) gross profit percentage 44.7% 43.4% 41.9% 41.0% 44.7 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation (Amounts in thousands)

	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025
GAAP operating expense	$436,108	$566,688	$429,544	$419,996	$391,158
Share-based compensation-research and development	16,594	16,274	16,749	17,021	14,237
Share-based compensation-sales and marketing	14,754	13,543	13,277	13,649	11,597
Share-based compensation-general and administrative	12,632	13,248	11,008	11,341	9,827
Significant asset impairments and restructuring costs	1,498	106,851	1,770	1,948	1,544
Amortization of intangible assets	4,736	6,112	6,556	6,545	6,545
Acquisition and integration costs	306	1,148	—	—	—
Holdback arrangement	2,403	802	—	—	—
Total adjustments related to operating expense	52,923	157,978	49,360	50,504	43,750
Adjusted (non-GAAP) operating expense	**$383,185**	**$408,710**	**$380,184**	**$369,492**	**$347,408**

Income from Operations Reconciliation (Amounts in thousands)

	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025
GAAP income from operations	$189,412	$10,491	$73,535	$32,842	$80,663
Total adjustments related to gross profit	12,632	9,571	8,201	8,245	7,388
Total adjustments related to operating expense	52,923	157,978	49,360	50,504	43,750
Total adjustments related to income from operations	65,555	167,549	57,561	58,749	51,138
Adjusted (non-GAAP) income from operations	**$254,967**	**$178,040**	**$131,096**	**$91,591**	**$131,801**
Adjusted (non-GAAP) operating margin percentage	**17.9 %**	**13.2 %**	**10.7 %**	**8.2 %**	**12.3 %**

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Net Income Reconciliation
(Amounts in thousands)

	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025
GAAP net income	$150,283	$19,489	$50,308	$8,969	$44,572
Exclude GAAP provision (benefit) for income taxes	30,832	(16,631)	15,511	10,047	24,022
Income before income taxes	181,115	2,858	65,819	19,016	68,594
Total adjustments related to income from operations	65,555	167,549	57,561	58,749	51,138
Loss on extinguishment and modification of debt	—	—	—	—	729
Adjusted income before income taxes	246,670	170,407	123,380	77,765	120,461
Non-GAAP tax provision on adjusted income before income taxes	49,334	37,490	27,144	17,108	26,501
Adjusted (non-GAAP) net income	**$197,336**	**$132,917**	**$96,236**	**$60,657**	**$93,960**
Weighted average basic common shares outstanding	141,676	141,527	141,846	142,503	142,880
Weighted average diluted potential common shares outstanding[(1)]	145,799	145,470	144,499	144,972	145,944

Net Income per Common Share

	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025
GAAP diluted net income per potential common share	$ 1.03	$ 0.13	$ 0.35	$ 0.06	$ 0.31
Adjusted (non-GAAP) diluted net income per potential common share	**$ 1.35**	**$ 0.91**	**$ 0.67**	**$ 0.42**	**$ 0.64**

[(1)] Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the first quarter ended fiscal 2026 includes 4.1 million shares underlying certain stock option and stock unit awards.

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.29 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q1 FY 2026 Q4 FY 2025 Q3 FY 2025 Q2 FY 2025 Q1 FY 2025 Net income (GAAP) $150,283 $19,489 $50,308 $8,969 $44,572 Add: Interest expense 21,254 21,982 22,806 21,697 22,918 Less: Interest and other income, net 12,957 14,349 15,090 7,871 11,578 Add: Loss on extinguishment and modification of debt — — — — 729 Add: Provision (benefit) for income taxes 30,832 (16,631) 15,511 10,047 24,022 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 32,309 27,496 26,866 25,092 24,679 Add: Amortization of intangible assets 11,521 9,862 8,788 8,777 8,778 EBITDA $233,242 $47,849 $109,189 $66,711 $114,120 Add: Share-based compensation expense 49,827 48,886 47,003 48,024 40,816 Add: Significant asset impairments and restructuring expense 1,498 106,851 1,770 1,948 1,544 Add: Acquisition and integration costs 306 1,148 — — — Add: Holdback arrangement 2,403 802 — — — Adjusted EBITDA $287,276 $205,536 $157,962 $116,683 $156,480 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)